Filed with the Securities and Exchange Commission on November 21, 2002
Securities Act File No. 33-_______
Investment Company Act File No. 811-21253

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]
Pre-Effective Amendment No.
[ ]
Post-Effective Amendment No.
[ ]
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
[X]
Amendment No.
[ ]
(Check appropriate box or boxes)

The Pennsylvania Avenue Funds
(Exact Name of Registrant as Specified in Charter)

4201 Massachusetts Avenue NW #8037C
Washington, DC 20016-4751
(Address of Principal Executive Offices)
Registrant's Telephone Number, including Area Code: (202) 364-8395

Thomas Kirchner
4201 Massachusetts Avenue NW #8037C
Washington, DC 20016-4751
Mailing Address: P.O. Box 9543, Washington, DC 20016
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration

         It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485
        If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Registered: The Pennsylvania Avenue Event-Driven Fund.

  Pennsylvania Avenue Event-Driven Fund
      A SERIES OF THE PENNSYLVANIA AVENUE FUNDS

Adviser Class Shares
Investor Class Shares

The Pennsylvania Avenue Funds
P.O. Box 9543
Washington, DC 20016
1 (888) 642 6393
www.PAFunds.com

        PROSPECTUS
       ______________, 2002

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) DOES NOT APPROVE OR DISAPPROVE THESE SECURI TIES OR PASS UPON THE ADEQUACY OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE FOR ANYONE TO INFORM YOU OTHERWISE.

TABLE OF CONTENTS

Risk/Return Summary                                                       3
What are the investment goals of the Fund?                                3
What are the main strategies of the Fund?                                 3
What are the main risks of investing in the Fund?                         3
Who should invest in the Fund?                                            3
Fund Performance                                                          4
Fess and Expenses                                                         4
Investment Objectives, Principal Investment Strategies and Related Risks  5
Risks                                                                     6
Management, Organization and Capital Structure                            8
Investment Adviser                                                        8
Shareholder Information                                                   9
PRICING OF FUND SHARES                                                    9
HOW TO BUY SHARES                                                         9
HOW TO SELL SHARES                                                       10
Distribution Arrangements                                                11
Dividends and Distributions                                              11
Tax Consequences                                                         12
Privacy Policy                                                           12
ADDITIONAL INFORMATION                                                   14
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Risk/Return Summary

What are the investment goals of the Fund?

The Pennsylvania Avenue Event-Driven Fund (the "Fund" ) is a new fund and has no history of operation. The Fund seeks to achieve capital growth by engaging in arbitrage strategies.

What are the main strategies of the Fund?

Under normal market conditions, the Fund invests principally in the securities of companies which are undergoing a corporate 'event'. It focuses on four particular strategies:

•  Merger arbitrage: The Fund invests in the securities of companies subject to publicly announced mergers, takeovers, tender offers, and other corporate reorganizations.
•  Capital structure arbitrage: The Fund invests in different securities issued by the same issuer whose different securities are mispriced relative to each other.
•  Distressed securities investments: Distressed securities are securities of companies who are in or near bankruptcy or whose securities are otherwise distressed.
•  Proxy fight investments: The Fund will invest in securities of companies which are subject to a proxy fight over control over the company.

As compared with conventional investing, the Adviser considers the Fund's investment strategies to be less dependent on the overall direction of stock prices.

What are the main risks of investing in the Fund?

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

•  Merger arbitrage risks: The principal risk associated with the Fund's merger arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.
•  Capital structure arbitrage risks: The mispricing identified by the Fund's Adviser may not disappear or may even increase, in which case losses may be realized.
•  Distressed securities risks: Investment in distressed securities may be considered speculative and may present substantial potential for loss as well as gain. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. As a result of this strategy the Fund's share price may be particularly volatile.
•  Proxy fight risks: The proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

The Fund is not a "diversified" fund, which means the Fund may concentrate its investments in a relatively small number of issuers or in a single industry making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than an investing in a diversified fund that is otherwise similar to the Fund. Finally, the portfolio manager may engage in a high level of trading in seeking to achieve the Fund's investment objective. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.
In addition, the Fund's Investment Adviser has been established recently and has no history of managing a registered investment company, such as the Fund.

For a more detailed discussion of these principal investment risks, as well as additional risks that apply to the Fund, please see "Investment Objectives, Principal Investment Strategies and Related Risks."

Who should invest in the Fund?

This Fund is not intended to provide a balanced investment program and may not be appropriate for people who are risk averse. However, compared with conventional stock investing, the Adviser considers the Fund's arbitrage investment strategy to be less dependent on the overall direction of stock prices. The Fund may not be appropriate for investors who need regular income or stability of principal or are pursuing a short-term goal.

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Fund Performance

The Fund has not commenced operations as of the date of this prospectus and, therefore, has no performance information to report. Information on the Fund's performance will be included in future amendments to this prospectus and in periodic reports to shareholders.

Fess and Expenses

The Fund currently offers two separate classes of shares, which differ by their expenses: Investor Class and Adviser Class.
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                     Investor  Adviser
                                                                     Class     Class
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) ................................    None    _____%
Maximum Deferred Sales Charge (Load)
(as a percenta ge of) ..............................................    None    None
Maximum Sale Charge (Load) Imposed on Reinvested
Dividends and Other Distributions
(as a percentage of) ...............................................    None    None
Redemption Fee
(as a percentage of amo unt redeemed) ..............................    None    None
Exchange Fee               None  None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets , as a percentage of average net assets)
Management Fees .......................... .........................    1.00%   1.00%
12b-1 Fees .........................................................    0.25%** 0.50%
Other Expenses* ....................................................    1.50%   1.50%
Total Annual Fund Operating Expenses .................... ...........    2.75%   3.00%
Fee Reduction and/or Expense Reimbursement .........................   (1.25)% (1.25)%

Total Annual Fund Operating Expenses ...............................    1.50%   1.75%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                Investor  Adviser
                Class     Class
1 YEAR           $153     $______

3 YEARS          $474     $______
*Other Expenses are estimated for the first fiscal year of the Fund. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund for an indefinite period to ensure that Total Fund Operating Expenses will not exceed the net expense amount shown. The Advisor may be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limited agreed to by the Fund. The Trustees may terminate this expense reimbursement arrangement at any time.
**12b-1 Fees for Investor Class Shares are estimated for the first fiscal year of the Fund.

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Investment Objectives, Principal Investment Strategies and Related Risks

The Fund seeks to achieve capital growth while minimizing exposure to general equity market risk by investing in securities of issuers that are experiencing a special event, such as a corporate reorganization, a restructuring, a proxy fight, or whose securities are mispriced.

Arbitrage is the primary strategy that the Fund will employ. Generally, arbitrage involves taking advantage of small price differences between two otherwise equivalent securities.

•  Merger Arbitrage: The Fund will invest in securities of companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events ("corporate reorganizations"). After the announcement of such a reorganization, securities typically trade at less than the full value implied by the transaction. This discount reflects uncertainty about the completion of the reorganization and its timing. A variety of strategies can be employed to take advantage of this discount. For example, if a leveraged buy-out proposes to exchanges shares for cash, the Fund would typically purchase stock of a merger target at a discount to the cash amount offered by the acquirer. Alternatively, if a proposed transaction involves the exchange of stock, the Fund typically would buy the stock of a merger target and sell short the shares of the acquiring company, thereby hedging against a fall in the price of the stock purchased. Terms and conditions of reorganizations vary widely from transaction to transaction, and the Adviser examines each proposed transaction carefully.
•  Capital Structure Arbitrage: Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities. Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are mispriced relative to each other. Typically, one of these securities is purchased, while the other is sold short. For example, the Fund might purchase one class of common stock, while selling short a different class of common stock of the same issuer. The simultaneous purchase and short sale employed in this strategy seeks to reduce the effect of large movements of the issuer's stock.

The Fund will also use other investment strategies that are not arbitrage, but seek to profit from other specific corporate events:

•  Distressed Securities Investments: Distressed investment strategies invest in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations. Corporate bankruptcy or distress often causes a company's securities to trade at a discounted value. Throug h an analysis of the complex business and legal procedures associated with the situation, the Fund may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return. Profits are expected from the market's lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities. Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring. When participating actively in a restructuring, the Adviser will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage. Investment in the securities of financially and operationally troubled issuers may be considered speculative and may present a potential for substantial loss. The Fund's share price may be particularly volatile as a result of investments in this strategy.
•  Proxy Fight Investments: The Fund may invest in securities of issuers that are subject to a change of control fight. These are typically proxy fights by minority investors seeking to have their representatives elected to the board of directors, often with the intention of replacing existing management or selling the company. Profits are expected from the eventual success of the new board of directors in increasing the company's value. The Fund may invest with the intention of participating actively in the change of control, or staying passive. Although some of the companies the Fund invests in may be considered potential candidates for a merger of takeover, these situations differ from merger arbitrage in that no concrete acquisition has proposed yet, and may not be proposed in the future.

The Fund continuously monitors its investments and evaluates each investment's risk/return profile, n ot only for each investment by itself, but also in the context of the Fund's overall portfolio and in the light of other investment opportunities available in the market. As a result of this continuous examination of investment

5

conditions, the Fund will not at all times invest in each of the strategies, but may concentrate its investments in one or two of them.
The Fund will employ short selling as a hedging strategy, primarily in its merger arbitrage and capital structure arbitrage. When selling short, the Fund sells a security that it does not own at the time of the sale. In order to deliver the security to the buyer, the Fund will borrow it from another owner. When the Fund closes the short sale, it purchases the security and returns it to the person from whom it borrowed the security. When used by itself and not in conjunction with other investments, this strategy would produce a profit if the price of the security sold short declines, and a loss if the price increases.
The Fund will also use options and other derivative securities. Generally, an option contract gives the purchaser the right to acquire (call option) or sell (put option) a security at a predetermined price. Similarly, the seller/writer of an option contract may be obliged to sell (call option) or buy (put option) a security at a predetermined price. The Fund will buy and sell options contracts and other derivatives as part of hedging in its arbitrage strategies. In addition, the Fund may invest in derivatives as a substitute to investing directly in the underlying securities, as a hedge against adverse changes in stock market prices, interest rates or currency exchange rates, and to increase the Fund's return as a non-hedging strategy that may be considered speculative.
The Fund may implement its strategies by investing in foreign securities, including depositary receipts of foreign-based companies, including companies based in developing countries. There are no limits as to the percentage of net assets that may be invested in foreign securities. The Fund may engage in hedging transactions to reduce the currency risk of these investments.
The Fund may borrow from banks to increase its portfolio holdings of securities. Borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).
Under extreme circumstances insufficient investment opportunities in the above strategies may be available to the Fund. In this case the Fund may invest temporarily a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities, negotiable bank certificates of deposit, prime commercial paper, and repurchase agreements for the above securities.
The Fund does not restrict the frequency of trading to limit expenses or to minimize the tax effect that the Fund's distributions may have on shareholders. The Fund is likely to engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover). It is anticipated that most investment strategies will have a horizon of significantly less than one year, resulting in a high portfolio turnover, which is likely to exceed 200%. As a result of this high turnover rate shareholders should expect to be taxed on most income achieved by the Fund as income. This will reduce your after-tax return as compared to capital gains, which are typically taxed at lower rates.

Risks

General Risks of Event-driven Investments: Risks of event-driven investment strategies differ fundamentally from risks associated with investment strategies that other mutual funds implement. The anticipated "event" might not occur, which could have a negative impact on the price of the issuer's securities and fail to produce the expected gains or produce a loss for the Fund.
Merger Arbitrage Risks: The principal risk associated with the Fund's merger arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated, or involve a longer time frame than originally contemplated, in which case the Fund may lose money. If a transaction takes a longer time to close than the Fund originally anticipated, the Fund may not realize the level of returns desired.
Capital Structure Arbitrage Risks: The principal risk associated with the Fund's Capital Structure arbitrage investments is that the price difference between the securities increases.
Distressed Securities Investments Risks: Investment in distressed securities involves a high degree of credit and market risk. Although the Fund will invest in select companies which in the view of its investment adviser have the potential over the long term for capital growth, there can be no assurance that these distressed companies can be successfully transformed into profitable operating companies. There is a possibility that the

6

Fund may incur substantial or total losses on its investments. Also, during an economic downturn or substantial period of rising interest rates, financially or operationally troubled issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by the Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. Information about specific investments may be limited, thereby reducing the Adviser's ability to monitor the performance and to evaluate the advisability of continued investments in specific situations. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. Because (unlike the Fund) other investors may purchase the securities of these companies for the purpose of exercising control or management, the Fund may be at a disadvantage to the extent that the Fund's interests differ from the interests of these other investors. In addition, to the extent that there is no established retail secondary market, there may be thin trading of these securities, and this may have an impact on the ability of the Adviser to both value accurately the securities and the Fund's assets, and to dispose of the securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of the securities, especially in a thinly traded market.
Proxy Fight Investments Risks: The proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.
In addition to the above risks which are specific to each investment strategies, there are other risks common to all strategies.
Leverage Risk: The use of leverage (e.g. borrowing) may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund's price may be more volatile than if no leverage were used.
Non-diversification Risk: The Fund is a non-diversified portfolio, which means that, at any given time, it may hold fewer securities than other funds that are diversified. Compared to other mutual funds, the Fund may invest a greater percentage of its assets in the stock of a particular issuer. This increases the risk that the value of the Fund could go down because of the poor performance of a single investment. Also, the volatility of the investment performance may increase and the Fund could incur greater losses than other mutual funds that invest in a greater number of companies.
Portfolio turnover risk: High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses. The sale of Fund securities may result in the recognition of capital gain or loss which can create adverse tax results for you.
Short Sale Risks: The Fund may seek to hedge investments or realize additional gains through short sales. The price at the time the Fund covers its short sale may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund buys the security sold short. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Typically the Fund will segregate liquid assets, which are marked to market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale).
Options and Derivatives Risks: The Fund's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the Fund's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative security for purposes other than as a hedge, the Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.
7

Small Companies Risk: To the extent that the Fund invests in small and micro cap companies, an investment in the Fund will also be subject to small company risk - the risk that, due to limited product lines, markets or financial resources, a dependence on a relatively small management group or other factors, small companies may be more vulnerable to adverse business or economic developments. Securities of small companies may be less liquid and more volatile than securities of larger companies or the market averages in general.
Unseasoned Companies Risk: The Fund can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.
Information Risk: The Advisor will rely on publicly available information about securities, including regulatory filings and audited financial statements. This information may inaccurate or may have been published by an issuer with the intent to mislead or deceive.
Liquidity Risks: Certain securities may be difficult or impossible to s ell at the time and the price that the seller would like. This may result in a loss or may be costly to the Fund.
Foreign Securities Risks: Investments in foreign securities may carry greater risks than investing in domestic securities, because the Fund's performance may depend on other issues than the performance of a particular security or strategy. While the Fund invests in a foreign security its value will be affected by the value of the foreign currency relative to the U.S. dollar ("exchange rate" ). U.S. dollar denominated securities of foreign issuers may also be affected by this currency risk. Foreign investments may also be subject to heightened political and economic risks, particularly in emerging markets, which may have relatively unstable govern m ents, immature economic structures, investment restrictions on foreigners, different legal systems and economies based on only a few industries. In some countries there is a risk that the government may restrict the ability of the Fund to remove assets from that country or impose additional taxes on assets removed. In some countries there is the risk that the government may take over assets or operations of a company or of the Fund. There may be less government supervision of foreign markets, and information available on foreign companies may not be of the same quality as of U.S. companies. Foreign markets may be less liquid and more volatile than domestic markets, and transaction costs may be higher.
Fixed Income Securities Risks: The value of fixed income securities held by the Fund generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline.
Securities Lending Risks: The Fund may lend its portfolio securities to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 102% of the value of the securities loaned (105% in the case of foreign securities loaned). Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral sh o uld the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund's securities will be fully collateralized and marked to market daily. A Fund may not make loans in excess of 50% of its total assets immediately before such loans.

Management, Organization and Capital Structure

Investment Adviser

Pennsylvania Avenue Advisers LLC, a registered investment adviser, is the investment adviser of the Fund subject to an investment advisory contract approved by the Trustees. The fee the Adviser charges the Fund is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing a portfolio of event-driven investments. The Fund pays the Adviser an annual advisory fee of 1.0% of the Fund's average daily net assets. Pennsylvania Avenue Advisers LLC has been established recently and has no history of advising a registered investment company, such as the Fund.
The Investment Adviser will provide the following services to the Fund:
1. Continuous review of the Fund's portfolio.

8

2. Recommend to the Fund when and to what extent which securities the Fund should purchase or sell.
3. Pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser.
4. Pay the initial organizational costs of the Fund.
5. Act as the Fund's transfer agent by handling all share purchases and redemptions, and by maintaining the register of shareholders.
Thomas F. Kirchner CFA, founder and manager of the Adviser, is responsible for the day-to-day management of the Fund. He also serves as the President and a Trustee of the Fund. In addition to managing the Adviser he is simultaneously retained by Fannie Mae, a mortgage firm, as a financial engineer, a position which he held since 1999 . From 1996 to 1999 as a trader and financial engineer for Banque Nationale de Paris S.A. Mr. Kirchner intends to devote sufficient time to the management of the Fund's portfolio. His contribution of effort will gradually increase to full time if and when the Fund's total net assets rise to over 10 million dollars. Mr. Kirchner has earned the right to use the Chartered Financial Analyst designation.

Shareholder Information

PRICING OF FUND SHARES

The price of the Fund's shares is based on the Fund's net asset value. This is done by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.
The net asset value of the Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

HOW TO BUY SHARES

You may open a Fund account with $1,000 and add to your account at any time with $100 or more. The Fund may waive minimum investment requirements from time to time.
You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

BY CHECK
If you are making your first investment in the Fund, simply complete the Application Form included with this Prospectus and mail it with a check (made payable to "Pennsylvania Avenue Event-Driven Fund") to:
The Pennsylvania Avenue Funds
P.O. Box 9543
Washington, DC 20016
If you wish to send your Application Form and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should contact The Pennsylvania Avenue Funds for instructions by calling (888) 642 6393.
If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "The Pennsylvania Avenue Event-Driven Fund" to the Fund at the address shown above. You should write your account number on the check.
BY WIRE
If you are making your first investment in the Fund, before you wire funds you should call the Transfer Agent at (888) 642 6393 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment by wire. The Transfer Agent will ask for your name and the dollar amount you are investing. You will then receive your account number and an order confirmation number. You should then complete the Account Application included with this Prospectus. Include the date and the order confirmation number on the Account Application
9

and mail the completed Account Application to the address at the top of the Account Application. Your bank should transmit immediately available funds by wire in your name to:
_____________________
ABA Routing #________
Attn: The Pennsylvania Avenue Event-Driven Fund
DDA #___________
Account name ( insert your name )
Shareholder account number (insert the account number given to you by the Transfer Agent on the telephone)
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. IT IS ESSENTIAL THAT YOUR BANK INCLUDES COMPLETE INFORMATION ABOUT YOUR ACCOUNT IN ALL WIRE INSTRUCTIONS. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.
You may buy, sell and exchange s hares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with th e Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.
RETIREMENT PLANS
The Fund offers an Individual Retirement Account ( "IRA") plan. You may obtain information about opening an IRA account by calling (888) 642 6393. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact ______________.

HOW TO SELL SHARES

You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business.
The price you will pay to buy Fund shares is the Fund's net asset value.
The Fund will only issue book entry shares and will redeem all or any part of the shares of any shareholder that tenders a request for redemption. Proper guaranteed endorsement, also known as a signature guarantee, will be required. To protect the Fund and its shareholders, a signature guarantee is required for all written redemption requests unless the shareholder is known to man a gement such as a relative, friend or long-term acquaintance. A signature guarantee is an assurance by an "eligible guarantor institution" that a signature and person who signed the signature are the same individual. You can obtain a signature guarantee from a bank, broker-dealer, credit union or savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor. For more information on signature guarantees, please visit the SEC's website on
http://www.sec.gov/answers/sigguar.htm
To sell Fund shares send written instructions, signed by shareholder(s) with the proper signature guarantee to:

The Pennsylvania Avenue Funds
P.O. Box 9543
Washington, DC 20016
If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at (888) 642 6393 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Redemption proceeds will be mailed on the next business day to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.
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When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.
Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. Th ese procedures may include recording the telephone call and asking the caller for one or several forms of personal identification. If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.
You may request telephone transaction privileges after your account is opened by calling the Transfer Agent at (888) 642 6393 for instructions. You may have difficulties in making a telephone transaction during periods of abnormal market activity. If this occurs, you may make your transaction request in writing.
Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your first investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.
The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption. You w ill then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action. The contingent deferred sales charge will not be imposed on shares which are automatically redeemed.
The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Distribution Arrangements

Investor Class Shares: There are no sales loads on Investor Class Shares. There is a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Investor Class shares. Under the plan, the Fund will act as its own underwriter and distributor with respect to Investor Class shares and will bear all costs related to this distribution, including fo r mailing and printing.
Adviser Class Shares: There is a sales load of ____% on Adviser Class Shares. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Adviser Class shares. Under the Plan, the Fund may pay to any broker-dealer with whom the Fund has entered into a contract to distribute the Fund's shares, or any other qualified financial services firm, compensation for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of Adviser Class Shares attributable to their efforts. The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily n et assets of the Fund, which may be payable as a service fee for providing record keeping, subaccounting, subtransfer agency and/or shareholder liaison services. In addition, the Adviser may pay amounts from its own resources for the provision of such services and the Fund may pay for its expenses of distribution of its shares to prospective shareholders.

Dividends and Distributions

The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. The Fund will distribute substantially all of its net realized capital gains, if any, to its shareholders annually. The Fund will distribute net investment income, if any, at least annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless you instruct the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Shares of the Fund at net asset value.

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The election to receive dividends in cash may be made on the account application or, subsequently, by writing to the Transfer Agent or by calling The Pennsylvania Avenue Funds at (88 8) 642 6393.
Buying a dividend . Unless you invest in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a Fund shortly before it makes a distribution. This is known as "buying a dividend." Buying a dividend can cost you money in taxes because you will receive, in the form of a taxable distribution, a portion of the money you just invested (even if you elected to have it reinvested in additional Fund shares). To avoid "buying a dividend," check a Fund's distribution schedule before you invest by calling the Transfer Agent at (888) 642 6393.

Tax Consequences

The Fund intends to meet the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and, if it meets these requirements, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.
Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund. Dividends paid from the Fund's net investment income, including net short-term capital gains, will be taxable to its shareholders as ordinary income. Dividends paid from the net capital gains of the Fund and designated as capital gain dividends will be taxable to shareholders as long-term capital dividends, regardless of the length of time for which they have held their shares in the Fund.
If shares of the Fund are sold or otherwise disposed of more than twelve months from the date of acquisition, the shareholder will realize a long-term capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the shares are a capital asset in the hands of the shareholder. In addition, pursuant to a special provision in the Code, if the Fund's shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution.
Shareholders will be notified annually as to the Federal income tax status of dividends and distributions. Distributions and redemption payments will also be reported to the Internal Revenue Service. The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. In order to avoid withholding, a shareholder of the Fund must provide and certify to the Fund that his taxpayer identification number is correct and that he is not subject to back up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.
You will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.
This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund's shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

Privacy Policy

Regulation S-P: The U.S. Securities and Exchange Commission has adopted a regulation regard ing the "Privacy of Consumer Financial Information" known as Regulation S-P. This regulation states that financial institutions such as the Fund must provide the shareholder with this notice of the Fund's privacy policies and practices on an annual basis. The following items (A & B) detail the Fund's policies and practices:
A.  Information We Collect - Information we receive from you on application or forms include; your name, address, social security number or tax ID number, W9 status, phone number and citizenship status. Information about your transactions with us include; your account number, account balances and transaction histories.
B.  The Fund's Disclosure Statement - We only disclose personal information about any current or former shareholder of the Fund as required by law. And, since we handle regular transactions internally the number of employees that even see your information is limited. We also require all of the Fund's brokers, and our Investment Adviser that acts as the Fund's transfer agent to adopt the regulations of Regulation S-P, as specified above by the Fund.
If you want more information about the Fund, the following document is available free upon request:

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13

ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

*You can get free copies of the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

  The Pennsylvania Avenue Funds
  P.O. Box 9543
  Washington, DC 20016
  Telephone: 1 (888) 642 6393
  Internet: www.PAFunds.com
You can review and copy information including the Fund's SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available:
* Free of charge from the Commission's EDGAR Database on the Commission's Internet website at http://www.sec.gov., or
* For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
* For a fee, by electronic request at the follow ing e-mail address: publicinfo@sec.gov.

The Trust's SEC Investment Company Act file number is 811-21253

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       Pennsylvania Avenue Event-Driven Fund
      A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
STATEMENT OF ADDITIONAL INFORMATION SUBJECT TO COMPLETION
DATED ___________________, 2002
Adviser Class Shares
Investor Class Shares
The Pennsylvania Avenue Funds
P.O. Box 9543
Washington, DC 20016
1 (888) 642 6393
www.PAFunds.com

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus for the Trust dated _____, 2002, which may be obtained without charge by calling toll free (888) 642 6393 or writing to the Trust at the address shown above. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST           4
INVESTMENT OBJECTIVES AND POLICIES            4

Investment Strategies and Risks               4
Fund Policies                                13
Temporary Defensive Strategies               14
Portfolio Turnover                           14
Trustees And Executive Officers              15

INVESTMENT MANAGEMENT AND OTHER SERVICES     15

Investment Adviser                           15
Principal Underwriter                        16
Transfer Agent                               16
Administrative Services                      16
Distribution                                 17
Custodian                                    17
Independent Accountants                      17
Portfolio Transactions                       18
Capitalization                               18

TAXATION                                     19
UNDERWRITERS                                 21
CALCULATION OF PERFORMANCE DATA              21

GENERAL INFORMATION ABOUT THE TRUST

The Fund was organized as a Delaware business trust on September 19, 2002. The Trust is permitted to off er separate portfolios and different classes of shares. The Trust currently offers two classes of shares. Additional Funds and/or classes may be created from time to time. Currently, the Trust has one series, the Pennsylvania Avenue Event-Driven Fund. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund will have its own assets and liabilities.

INVESTMENT OBJECTIVES AND POLICIES

The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.
The Pennsylvania Avenue Event-Driven Fund (the "Fund") is an open-end, nondiversified, registered management investment company that seeks to achieve capital growth by engaging primarily in arbitrage strategies. The Fund's adviser is (the "Adviser"). The investment strategies of the Funds discussed below and in the Prospectuses may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

Investment Strategies and Risks

The Fund's investment objective and principal investments are described in the Prospectus. The following information supplements, and should be read in conjunction with, those sections of the Prospectus.

Leverage Through Borrowing

The Fund, may borrow money for leveraging purposes. Leveraging creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of shares of the Fund. Although the principal of such borrowings will be fixed, the assets of the Fund may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

DEPOSITARY RECEIPTS

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Eur opean Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. The Fund may also hold American Depository Shares ("ADSs"), which are similar to ADRs. ADRs and ADSs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. For purposes of the Fund's investment policies, investments in ADRs, ADSs, EDRs, GDRs and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements in order to earn income on available cash, or as a defensive investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and with the most credit worthy registered securities dealers with all such transactions governed by procedures adopted by the Adviser. The Adviser monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions.
If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Funds will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund might be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.
The Fund may also make use of repurchase agreements. Repurchase agreements involve certain risks, such as default by or insolvency of the other party to the agreement. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called "restricted securities"); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline.
Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. Investing in Rule 144A securities could result in increasing the level of the Fund's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

SECURITIES LENDING

The Fund may lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Generally, borrowers must deliver to the Fund collateral equal in value to at least 100% of the loaned securities at all times during the loan, marked to market daily. During the loan period, the borrower pays the Fund interest on such securities, and the Fund may invest the cash collateral and earn additional income. Loans are usually subject to termination at the option of the Fund or the borrower at any time. Lending portfolio securities involves risk of delay in recovery of the loaned securities and in some cases the loss of rights in the collateral if the borrower fails.

OTC transactions

As part of its investment strategy, the Fund may engage in transactions in options, futures and forward contracts that are traded over-the-counter ("OTC transactions"). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.
As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any s uch cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.
It is the Fund's intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

FOREIGN SECURITIES.

Investments in foreign securities are subject to certain risks, as discussed below.
Political, Economic and Market Factors. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a Fund's assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid, and their prices may be more volatile, than those of securities of comparable U.S. issuers. Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign securities markets than there is in the United States.
In addition, substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or are fusal to grant, any required government approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Reporting Standards. Most of the foreign securities held by the Fund will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will be less publicly available information concerning foreign issuers of securities held by the Fund than will be available concerning U.S. companies. Foreign companies, and in particular, companies in emerging markets, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.
Exchange Rate Fluctuations. Because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest and dividends earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; conversely, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.
Investment Controls. In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds which have been specifically authorized. The Funds may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. If the Fund invest in such investment companies, it will each bear their proportionate share of the costs incurred by such companies, including investment advisory fees.
Clearance and Settlement Procedures. Delays in clearance and settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Operating Expenses. The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.
Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings. You should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions . Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by the Fund at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, the Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

Distressed Securities.

The securities of distressed issuers may require active monitoring and at times may require the Fund's investment adviser to participate in bankruptcy or reorganization proceedings on behalf of the Fund. To the extent the investment adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Fund to the litigation risks described below. However, the Fund does not invest in the securities of distressed issuers for the purpose of exercising day-to-day management of any issuer's affairs.

BANKRUPTCY AND OTHER PROCEEDINGS--LITIGATION RISKS
When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be 'adequately protected' during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court.
Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. While the Fund intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that the security interests will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.
Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the Federal Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company's affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Fund will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them.
While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund's possession of material, non-public information concerning the debtor.

ASSET-BACKED SECURITIES.

Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

CONVERTIBLE DEBT SECURITIES

The Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.
Futures contracts . A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on futures contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs. The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Equity, swaps, caps, floors and collars. The Fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecast of market values, these investments could negatively impact Fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.
Other considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's total assets. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.
Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

LOAN PARTICIPATIONS AND ASSIGNMENTS.

Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.
When the Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.
Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to the Fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES.

A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The Fund may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Privately issued CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying m ortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities.
Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be liable to realize the rate of return it expected.
Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.
Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

Fund Policies

The Fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a "majority" vote of the Fund's shareholders. The majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such fund. Listed below are the fundamental restrictions adopted by the Fund.
The Fund may not:

1.  Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and, (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets.

2.  Issue any senior securities, except as permitted under the 1940 Act;
3.  Act as an underwriter of securities within the meaning of the Securities Act except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
4.  Purchase or sell real estate (including real estate limited partnership interests), except that (i) the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and (ii) the Fund may acquire interests in real estate as a result of a liquidation, restructuring or similar action of a security that the Fund invested in. The Advisor will attempt to dispose of such an interest as soon as practical;
5.  Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;
6.  Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and
7.  Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.
In addition to the fundamental investment limitations specified above, the Fund may not:

1.  Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;
2.  Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and
3.  Purchase or retain the securities of any issuer, if those individual officers and directors of the Funds, the Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 10% of the securities of such issuer.
4.  The policies set forth above are not fundamental and thus may be changed by the Fund's Trustees without a vote of the shareholders.

Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.
Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

Temporary Defensive Strategies

The Fund may, for temporary defensive purposes, invest without limitation in cash or various short-term instruments, including those of the U.S. Government and its agencies and instrumentalities. This may occur, for example, when the portfolio manager is attempting to respond to adverse market, economic, political or other conditions. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemption requests. If these temporary strategies are used for adverse market, economic or political conditions, it is impossible to predict when or for how long the portfolio manager may employ these strategies for the Fund. To the extent the Fund holds cash or invests defensively in short-term instruments, it may not achieve its investment objective.

Portfolio Turnover

Portfolio securities will be sold without regard to the length of time they have been held when the portfolio manager believes it is appropriate to do so in light of the Fund's investment goal. In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. High portfolio turnover rates may also cause substantial net short-term gains, and any distributions resulting from such gains will be ordinary income to you for purposes of federal income tax. The portfolio manager anticipates that it will actively manage the Funds' portfolios in pursuing the Fund's investment strategy.
Non-diversification Policy: The Fund is classified as being non-divers ified which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. The Fund, therefore, may be more susceptible than a more widely diversified fund to any single, economic, political, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is, therefore, one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be best performing securities and to maintain its federal non-taxable status under Subchapter M of the Internal Revenue Code (see next paragraph).
Tax Status: The Fund expects to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") of 1954, as amended, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. Under the provisions of Subchapter M of the Code, the Fund intends to pay out substantially all of its investment income and realized capital gains, and intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Subchapter M, at least 90% of the Fund's income must be derived from dividends, interest, and gains from securities transactions, no more than 30% of the Fund's profits may be derived from securities held less than three months, and no more than 50% of the Fund assets may be held in security holdings that exceed 5% of the total assets of the Fund at time of purchase.
Distribution of any net long term capital gains realized by the Fund will be taxable to you as long term capital gains, regardless of the length of time you have held Fund shares. All income realized by the Fund including short term capital gains, will be taxable to you as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Trustees. Dividends you received shortly after purchasing shares will have the effect of reducing the per share net asset value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.
Under the Code, the Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares. The Fund is required by Federal Law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemption's) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that your are not subject to back-up withholding, or that you are exempt from back-up withholding.
The above discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts, and estates. If you are not a U.S. person you should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that you may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

Trustees And Executive Officers

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, their ages and affiliations and principal occupations for the past five years are set forth below.
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                                            PRINCIPAL OCCUPATION
NAME AND ADDRESS              AGE POSITION  DURING THE PAST FIVE YEARS
----------------------------- --- --------  -------------------------------------------------
Thomas Kirchner, CFA*          34  President Sr Financial Engineer, Fannie Mae (1999-present);
4201 Massachusetts Ave NW                   Bond Trader , Banque Nationale de
Washington, DC 20016                        Paris S.A.(1996-1999).
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* Thomas Kirchner, as an affiliated person of Pennsylvania Avenue Advisers LLC, the Fund's investment adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
The Fund does not compensate its officers and directors that are affiliated with the Investment Advisor except as they may benefit through payment of the Advisory fee. Disinterested Trustees will receive a fee of $99 for each regularly scheduled meeting they attend. Disinterested Trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits are received by any Trustee or officer from the Fund. Mr. Kirchner receives no compensation, including no director fees, for his service to the Fund either directly or indirectly from the Fund.
The Fund does not have a standing audit or nominating committee of its board of trustees, or committees performing similar functions. The Fund pays no compensation to any of its officers and trustees, except for a fee of $99 for each meeting attended by each trustee not affiliated with the Adviser and reimburses these nonaffiliated trustees for their travel expenses to attend trustees' meetings.
As of November ____, 2002, for organizational purposes only, Thomas Kirchner beneficially owned all of the outstanding shares of the Fund. It is contemplated that soon after the initial public offering of shares of the Fund, Mr. Kirchner's ownership of the shares of the Fund will decrease as a percentage of the Fund's outstanding shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser

Pennsylvania Avenue Advisers LLC is a District of Columbia limited liability company that acts as an Adviser to the Fund. Mr. Thomas Kirchner is the sole owner, director and officer of the Adviser and is also President of the Fund. The Trust and the Adviser have entered into an investment management agreement. This was initially approved by the Board of Trustees at a meeting held on ______. The continuance of this Agreement, after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to the Fund may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).
Under the agreement, Pennsylvania Avenue Advisers LLC will furnish investment advice to the Fund's Directors on the basis of a continuous review of the portfolio & recommend to the Fund when and to what extent securities should be purchased or disposed. Ultimate decisions as to the investment policy and as to individual purchases and sales of securities will be made by the Fund's officers and directors. For these services the Fund has agreed to pay Pennsylvania Avenue Advisers LLC a fee of 1% per year of the Fund's net assets. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The fee is higher than fees paid by other funds. Notwithstanding the Investment Advisor would forego sufficient fees, and reimburse the Fund to hold the total expenses of the Fund's Investor Class Shares to less than 1.5% of the 1st $10 million in averaged assets and 1.4% of the next $20 million, to hold the total expenses of the Fund's Adviser Shares to less than 1.75% of the 1st $10 million in averaged assets and 1.65% of the next $20 million.
Pursuant to its contract with the Fund, the Investment Advisor is required to render research, statistical, and advisory services to the Fund; to make specific recommendations based on the Fund's investment requirements; and to pay the salaries of the Fund's employees who are affiliated with the Investment Advisor.
Fees of the custodian, registrar, and transfer agents shall be paid by the Fund. The Fund pays all other expenses, including fees and expenses of directors not affiliated with the Advisor, if any; legal and accounting fees; interest, taxes and brokerage commissions, record keeping and the expenses of operating its offices. The Investment Advisor will pay the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges.

Principal Underwriter

[To be completed by amendment]

Transfer Agent

The Fund's Investment Adviser, Pennsylvania Avenue Advisers LLC, acts as the Fund's transfer agent which records all Fund share purchases and redemptions on Fund premises. The transfer agent receives a fee of 0.10% of average daily assets exceeding $5 million for these services, and the Fund is charged for supplies, postage and other out-of-pocket expenses. Stock certificates will not be issued because of the chance of loss and the accompanying costs of reissue indemnification. All shareholder holdings are maintained in book form. The Fund has computer hardware and software, which are provided and managed by Pennsylvania Avenue Advisers LLC, to run the Fund's daily operations. All data is backed up and stored in secure locations. Pennsylvania Avenue Advisers LLC has no prior experience acting as a transfer agent, including providing computerized accounting services to a registered investment company, such as the Fund.

Administrative Services

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Pennsylvania Avenue Advisers LLC (the 'Administrator' ), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Administrator.
Under the service agreement, the Administrator provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under Federal and state securities laws. The Administrator also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Administrator pays all fees and expenses that ar e directly related to the services provided by the Administrator to the Fund; the Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Fund under the service agreement.

Distribution

Investor Class Shares : The Fund acts as its own distributor for Investor Class Shares.
Adviser Class Shares : Under a distribution agreement dated ______, 2002, _____ (the "Distributor") acts as principal underwriter for the Fund's Adviser Class Shares and acts as agent for the Fund in selling Adviser Class Shares to the public. The Distributor shall offer Adviser Class Shares of the Fund on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of shares of the Fund.
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. The Plan authorizes payments by the Fund in connection with the distribution of Adviser Class Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets, for the Fund's Adviser Class Shares. Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities include advertising, shareholder account servicing, compensation to the Distributor, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one that the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations. The Plan provides for compensation to the Distributor regardless of the expenses incurred by the Distributor.
The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares of the Fund, thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Trustees") or by a vote of a majority of the Trust's outstanding shares. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders and the Board of Trustees, including the Rule 12b-1 Trustees.
While the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Fund will be committed to the discretion of the Trustees of the Fund who are not interested persons of the Fund. The Board of Trustees must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Trust. Unless otherwise terminated, the Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees. As of _________, 2002, no payments had been made under the Plan.

Custodian

The Fund will operate under rule 17f(2) of the Investment Company Act of 1940. Therefore, the securities and similar investments of the Fund will be maintained in the custody of the Fund. The Fund's securities and similar investments will be in the Fund's corporate name held in a safe-deposit at _____ Bank. A Board Resolution by the Board of Directors gives ______ Bank the authority to hold the Fund's securities. The Resolution also designates ____ officers of the Fund, _______ and ______ to have access to the Fund's certificates. A log containing date, time, withdrawal or deposit, the title and amount of securities and transaction number will be maintained of all security certificate and similar investment certificate movements. All transactions will be documented on forms that will be placed in the safe-deposit, held on file at the corporate office and sent to a " non-interested" director for review. One signature is required to deposit securities into the safe-deposit and two for withdrawal. Such securities and similar investments shall be examined by an independent accountant at least three times during each fiscal year.  The Fund's officers have no prior custody arrangement experience. However, the Fund has purchased Fidelity Bond coverage in an amount sufficient to insure the custodial activities of the Fund's officers.

Independent Accountants

___________ are the independent accountants for the Fund. They are responsible for performing an audit of the Fund's year-end financial statements as well as providing accounting and tax advice to the management of the Fund.

Portfolio Transactions

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Adviser pursuant to authority contained in the Fund's management contract. The Adviser seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, the Adviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).
The Adviser may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by the Adviser. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if the Adviser determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Adviser believes that no exact dollar value can be calculated for such services.
The research received from broker-dealers may be useful to the Adviser in rendering investment management services to the Fund as well as other investment companies or other accounts managed by the Adviser, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to the Adviser in carrying out its obligations to the Fund. The receipt of such research has not reduced the Adviser's normal independent research activities; however, it enables the Adviser to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through the Adviser.
The Board of Trustees periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

Capitalization

Description of Shares: Each share has equal dividend, distribution and liquidation rights. There are no conversion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible. The Fund currently offers two classes of shares: Investor Class and Advisor Class. These two classes differ only by their expenses and sales loads as described in the prospectus under 'fees and expenses'.
Voting Rights: Each holder of shares has one vote for each share held. Voting rights are non-cumulative, which means that the holders of a majority of shares of common stock can elect all Trustees of the Fund if they so choose, and the holders of the remaining shares will not be able to elect any person as a director.

PURCHASE OF SHARES -REINVESTMENTS

The offering price of the shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "PRICING OF SHARES" in this Prospectus. The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.
Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. For your convenience, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $1,000 which is due and payable 3 business days after the purchase date. Less may be accepted under special circumstances.
Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable five business days after the purchase date. The minimum is $100, but less may be accepted under special circumstances.

Re-Investments : The Fund will automatically retain and reinvest dividends and capital gains distributions in whole shares and use same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. Any surplus over whole shares will held in a cash acount. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distributions, if any, to such shareholder in cash.

RETIREMENT PLANS

Individual Retirement Account: Persons who earn compensa tion and are not active participants (and who do not have a spouse who is an active participant) in an employee maintained retirement plan may establish Individual Retirement Accounts (IRA) using Fund shares. Annual contributions, currently limited to the lesser of $3,000 or 100% of compensation, are tax deductible from gross income. This IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes within certain specified limits. All individuals may make nondeductible IRA contributions to separate accounts to the extent that they are not eligible for a deductible contribution. Earnings under the IRA are reinvested and are tax-deferred until withdrawals begin. The maximum annual contribution may be increased if you have a spouse who earns no compensation during the taxable year. A separate and independent Spousal IRA must be maintained.
You may begin to make non-penalty withdrawals as early as age 59 1/2 or as late as age 70 1/2. In the event of death or disability, withdrawals may be made before age 59 1/2 without penalty.
A Disclosure Statement is required by U.S. Treasury Regulations. This Statement describes the general provisions of the IRA and is forwarded to all prospective IRA's. There is no charge to open and maintain a Pennsylvania Avenue Event-Driven Fund IRA. This policy may be changed by the Board of Directors if they deem it to be in the best interests of all shareholders. All IRA's may be revoked within 7 days of their establishment with no penalty.

REDEMPTION OF SHARES

The Fund will redeem all or any part of the shares of any shareholder who tenders a request for redemption (if certificates have not been issued) or certificates with respect to shares for which certificates have been issued. In either case, proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management. The redemption price is the net asset value per share next determined after notice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption, and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.
Payment by the Fund will ordinarily be made within three business days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the
Securities and Exchange Commission has deter mined that an emergency exists, making disposal of Fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

TAXATION

The Fund intends to elect to be, and qualify for treatment as, a regulated investment company ("RIC") under the Code. As a RIC, the Fund will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains, which are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.
If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) you would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
Backup withholding . The Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.
Sale or exchange of fund shares. Your sale (redemption) of Fund shares may result in a taxable gain or loss, depending on whether you receive more or less than your adjusted basis in the shares. In addition, if you buy the Fund's shares within 30 days before or after selling other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase your basis in the newly purchased shares.
Derivatives. Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which the Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the Fund  holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the Fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency- denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.
These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.
Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by the Fund  may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).
When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.
If the Fund has an "appreciated financial position"-- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to the Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities) .
A Fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, the Fund that invests in payment-in-kind (" PIK") securities must include in its gross income securities it receives as "interest" on those securities. The Fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of an excise tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

UNDERWRITERS

[To be completed by amendment]

CALCULATION OF PERFORMANCE DATA

Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return."
All such quotations are based on historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that your shares when redeemed may be worth more or less than their original cost.
Average Annual Total Return
Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000;
T = average annual total return;
n = number of years; and
ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.
Cumulative Total Return
Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amo unt invested to the ending redeemable value, according to the following formula:

          ERV-P
 CTR = (---------)100
            P

CTR = Cumulative total return
ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period
P = initial payment of $1,000

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

FINANCIAL STATEMENTS

Because the Fund has recently been formed, there are no financial highlights to report.

PART C: OTHER INFORMATION

Item 23. Exhibits:

(a)(1) Certificate of Trust
(a)(2) Declaration and Agreement of Trust
(b) By-Laws
(c) Legal opinion [to be filed by amendment]
(d) Auditor's consent letter [to be filed by amendment]
(p) Code of Ethics

[To be completed by Amendment.]

Item 24. Persons Controlled by or under Common Control with the Fund

Not applicable.

Item 25. Indemnification

Article VI, Section 2 of the Declaration of Trust filed as Exhibit (a)(2) to this Registration Statement is incorporated herein by reference.

Item 26. Business and other Connections of the Investment Adviser:

The Adviser serves as the investment adviser for the Registrant. The business and other connections of the Adviser are set fo rth in the Uniform Application for Investment Adviser Registration ("Form ADV") of the Adviser as currently filed with the SEC which is incorporated by reference herein.

Item 27. Principal Underwriters

The Fund acts as its own underwriter for Investor Class Shares.
(a) _______, the Underwriter for Adviser Class Shares of the Registrant, will also act as principal underwriter for other open-end investment companies not yet under registration as of the date of filing.

Item 28. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:
Records relating to registrant's Custodian

[To be completed by Amendment.]

Records relating to registrant's investment adviser:

Pennsylvania Avenue Advisers LLC
4201 Massachusetts Avenue NW
Washington, DC 20016

Item 29. Management Services

Not applicable

Item 30. Undertakings

(a)  Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the latest annual report to shareholders for the Fund, upon request and without charge.
(b)  Registrant hereby undertakes not to sell its shares to the public until the Fund files an amendment to its registration statement including audited financial statements and its registration statement becomes effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement (File No. 811-21253) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on this 21st day of November 2002.
The Pennsylvania Avenue Funds
                                     By: /s/ Thomas Kirchner
                                        ------------------------------------
                                             Thomas Kirchner
                                             President

The Trust's SEC Investment Company Act file number is 811-21253